United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 25, 2007
                                  -------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


         000-49693                                       92-2115369
  (Commission File Number)                   (IRS Employer Identification No.)


           975 El Camino Real, South San Francisco, California  94080
           (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

         On June 25, 2007, the registrant announced that its Board of Directors declared a quarterly cash dividend of fifteen cents per share on the Company's Common Stock totaling approximately $429,545.25. The dividend is payable to shareholders of record as of July 31, 2007, payable on August 16, 2007.

         A copy of the News Release issued by the registrant on June 25, 2007, is attached to this report as Exhibit 99.49 and is incorporated here by reference.

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits

                  99.49 News Release dated June 25, 2007, announcing a cash dividend payable on August 16, 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNB BANCORP (Registrant)


Dated:  June 25, 2007.                 By: /s/ DAVE A. CURTIS
                                           -------------------------------------
                                           Dave A. Curtis
                                           Senior Vice President and
                                           Chief Financial Officer